SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers Cybersecurity Select Equity ETF (PSWD)

Effective on or about May 20, 2025, for Xtrackers Cybersecurity Select Equity ETF (PSWD), the Creation Unit size will change from 25,000 shares to 10,000 shares.
Please Retain This Supplement for Future Reference
May 19, 2025
PROSTKR25-21